UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2010

Pharma-Bio Serv, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50956	20-0653570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico	00646
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 278-2709

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 26, 2010, Pharma-Bio Serv, Inc. (the "Company") held its 2010 Annual Meeting of Stockholders.  Below is a summary of the proposals and corresponding votes.

All five nominees were elected with each director receiving votes as follows:

Nominee	For	Withheld
Elizabeth Plaza	12,828,462	3,200
Kirk Michel	12,828,462	3,200
Dov Perlysky	12,828,462	3,200
Howard Spindel	12,828,462	3,200
Irving Wiesen	12,828,462	3,200

There were 2,712,727 broker non-votes on this proposal.

The ratification of the appointment of Horwath Velez & Co. PSC as the Company's independent certified public accountants for the fiscal year ending October 31, 2010:

For	Against	Abstain
14,519,270	0	1,025,119

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2010	PHARMA-BIO SERV, INC.

/s/ Elizabeth Plaza
Elizabeth Plaza,
President and Chief Executive Officer